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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                                NOVEMBER 9, 2001
                                (DATE OF REPORT)



                            AMERIGAS PARTNERS, L.P.
                             AMERIGAS FINANCE CORP.
           (EXACT NAME OF REGISTRANTS AS SPECIFIED IN THEIR CHARTERS)


           DELAWARE                    1-13692            23-2787918
           DELAWARE                 33-92734-01           23-2800532
  (STATE OR OTHER JURISDICTION    (COMMISSION FILE      (I.R.S. EMPLOYER
      OF INCORPORATION)                 NUMBER)        IDENTIFICATION NO.)



                                  460 N. GULPH ROAD
               KING OF PRUSSIA, PENNSYLVANIA             19406
            (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)   (ZIP CODE)



                                 (610) 337-7000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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ITEM 5.     OTHER EVENTS

     On Tuesday, November 20, 2001, AmeriGas Partners, L.P. will report earnings for the fourth quarter and fiscal year ended September 30, 2001. Lon R. Greenberg, Chairman, will conduct a live teleconference on the Internet at http://www.shareholder.com/ugi/medialist.cfm to discuss the Partnership's earnings and current activities. The live webcast of the teleconference will begin at 4:00 PM eastern standard time. The webcast will be archived through December 7, 2001.

     In addition, a telephonic replay of the teleconference will be available until midnight eastern standard time on Thursday, November 22, 2001 and can be accessed by dialing 1-888-203-1112, Passcode 707724. International replay access is 719-457-0820, Passcode 707724.



                                   SIGNATURES

      Pursuant to the requirements of Section 13 or 15(d) the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   AMERIGAS PARTNERS, L.P.
                                   By: AmeriGas Propane, Inc.,
                                       its General Partner


                                   By: /s/Robert W, Krick
                                       ------------------
                                          Robert W. Krick,
                                          Treasurer

                                   AMERIGAS FINANCE CORP.


                                   By: /s/ Robert W. Krick
                                       -------------------
                                          Robert W. Krick,
                                          Treasurer
Date:  November 9, 2001